UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2008

Commission File Number: 333-142128

MASS PETROLEUM INC.
(Exact Name of Registrant as Specified in Charter)

LAUD RESOURCES INC.
(Former Name)

NEVADA
(state or other jurisdiction of incorporation or organization)

Suite 507, 700 West Pender Street
Vancouver British Columbia Canada V6C 1G8
(Address of principal executive offices)

604-688-6380
(Issuer’s telephone number)

604-662-3910
(Former telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 – Resignation of Officer and Director, Appointment of Officer

On June 24, 2008, the Company accepted the resignation of Gary Chayko as the President and Chief Executive Officer of the Company effective immediately. Oleg Bilinski, the Company’s director, was appointed to fulfill the vacancies created thereby.

Gary Chayko also resigned as the director of the Company effective June 24, 2008. The number of directors of the Company has been reduced to three: Oleg Bilinski, Jordan Shapiro and Vitaly Melnikov. Mr. Chayko’s resignation was not due to any disagreement between him and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2008	MASS Petroleum Inc.
(Registrant)

By: /s/Jordan Shapiro
Jordan Shapiro
Secretary and Director